EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya International High Dividend Equity Income Fund

Date of Form N-CSR:	August 31, 2019

The undersigned, the principle executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya International High Dividend Equity Income Fund and will be retained by Voya International High Dividend Equity Income Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 8th day of November, 2019.

/s/ Michael Bell
Michael Bell
Chief Executive Officer

EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya International High Dividend Equity Income Fund

Date of Form N-CSR:	August 31, 2019

The undersigned, the principle financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya International High Dividend Equity Income Fund and will be retained by Voya International High Dividend Equity Income Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 8th day of November, 2019.

/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer